                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /     Preliminary Proxy Statement

/ /     Confidential, For Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

/X/     Definitive Proxy Statement

/ /     Definitive Additional Materials

/ /     Soliciting Material Pursuant to ss. 240.14a-12

                                   NUCO2 INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        /X/ No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
            and 0-11.

        (1) Title of each class of securities to which transaction applies:

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        (2) Aggregate number of securities to which transaction applies:

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        (4) Proposed maximum aggregate value of transaction:

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        (5) Total fee paid:

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        / / Fee paid previously with preliminary materials:

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        / / Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:

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        (2) Form, Schedule or Registration Statement No.:

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        (4) Date Filed:

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                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                                October 31, 2007

Dear Shareholder:

      You are cordially  invited to attend the Annual Meeting of Shareholders of
NuCO2 Inc. on Tuesday, December 4, 2007, beginning at 10:00 a.m., local time, at the  Hutchinson  Island  Marriott  Beach  Resort  and  Marina,  555  N.E.  Ocean
Boulevard,  Stuart,  Florida  34996. I look forward to greeting those of you who are able to attend.

      At the Annual  Meeting,  you will be asked to elect two  directors  and to ratify the appointment of Ernst & Young LLP as our independent registered public accounting  firm for fiscal 2008.  Your Board of Directors  recommends  that all shareholders  vote in favor of the election of the  nominated  directors and for ratification  of the  appointment  of  Ernst  &  Young  LLP  as our  independent registered public accounting firm for fiscal 2008.

      Your  vote is  important.  Whether  or not you plan to attend  the  Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement, please vote. Many shareholders have a choice of voting by telephone,  over the Internet or by using a traditional  proxy card or voting instruction  form. Check your proxy materials to see which options are available to you.

      We value  your  support  as  owners  of our  company,  and we thank you in advance for your participation.

                                               Sincerely,

                                               /s/ Michael E. DeDomenico

                                               Michael E. DeDomenico
                                               CHAIRMAN AND CHIEF EXECUTIVE
                                               OFFICER

                                   NUCO2 INC.
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2007

                            -------------------------

      The Annual Meeting of  Shareholders  (the "Annual  Meeting") of NuCO2 Inc.
(the  "Company") will be held on Tuesday,  December 4, 2007,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996, for the following purposes:

      1.    To  elect  two  directors  to  Class  I of the  Company's  Board  of
            Directors, to serve for three-year terms expiring in 2010;

      2.    To ratify the  appointment  of Ernst & Young LLP as our  independent registered public accounting firm for fiscal 2008; and

      3.    To  transact  such other  business as may  properly  come before the
            Annual Meeting.

      Only  holders  of record  of the  Company's  common  stock at the close of business on October 19, 2007, the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

      PLEASE MARK,  SIGN AND DATE THE ENCLOSED PROXY CARD OR VOTING  INSTRUCTION
FORM AND RETURN IT  PROMPTLY  IN THE  ENCLOSED  ENVELOPE OR SUBMIT YOUR PROXY BY
TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING,
TO ENSURE YOUR  REPRESENTATION.  ANY RECORD  HOLDER WHO IS PRESENT AT THE ANNUAL
MEETING MAY VOTE IN PERSON INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY PREVIOUS
PROXY.

                                          By Order of the Board of Directors

                                          /s/ Eric M. Wechsler

                                          Eric M. Wechsler
                                          SECRETARY

October 31, 2007

                                   NUCO2 INC.
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 4, 2007

                            -------------------------

GENERAL

      This  Proxy   Statement  is  being   furnished  in  connection   with  the
solicitation  of  proxies by the Board of  Directors  of NuCO2  Inc.,  a Florida
corporation  (the  "Company"),  for use at the Annual Meeting of Shareholders of
the Company  (the  "Annual  Meeting")  to be held on Tuesday,  December 4, 2007, beginning at 10:00 a.m.,  local time, at the  Hutchinson  Island  Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard,  Stuart,  Florida 34996, and at any
adjournment  or  postponement  thereof,  for  the  purposes  set  forth  in  the accompanying Notice of Annual Meeting of Shareholders.

      This Proxy Statement and the accompanying proxy card or voting instruction form are first being mailed to shareholders  of the Company  entitled to vote at the Annual Meeting on or about October 31, 2007.

OUTSTANDING SECURITIES AND VOTING RIGHTS

      Only  holders of record of the  Company's  common  stock,  $.001 par value
("Common Stock"),  at the close of business on October 19, 2007, the record date
(the  "Record  Date"),  are  entitled  to notice  of, and to vote at, the Annual
Meeting. On the Record Date, 14,767,969 shares of Common Stock were outstanding, each of which is entitled to one vote on all matters  properly  submitted at the
Annual Meeting.

      A majority of the outstanding  shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the
Annual Meeting.  Pursuant to Florida law, abstentions and broker "non-votes" are counted as  present  for  purposes  of  determining  the  presence  of a quorum.
However,  abstentions  are treated as present and entitled to vote,  but are not counted as votes cast "for" or "against" any matter.  Broker  "non-votes"  occur when a person  holding  shares through a bank or brokerage firm account does not provide  instructions as to how his or her shares should be voted and the broker does not exercise  discretion  to vote those shares on a  particular  matter.  A broker  "non-vote" on a matter is considered not entitled to vote on that matter and thus is not counted in determining  whether a matter requiring approval of a majority  of the shares  present  and  entitled  to vote has been  approved by a plurality  of the shares  present and  entitled  to vote has been  voted.  Thus, abstentions  and broker  "non-votes"  have the same affect as votes cast against proposals  requiring a majority or greater  percentage of the outstanding shares entitled to vote but do not have any affect on proposals requiring a majority or plurality of the shares present and entitled to vote.

      Prior  to the  Annual  Meeting,  the  Company  will  select  one  or  more inspectors of election for the Annual Meeting. Such inspector(s) shall determine the number of shares of Common  Stock  represented  at the Annual  Meeting,  the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

PROXY VOTING

      Shares for which  proxy  cards or voting  instruction  forms are  properly executed and  returned,  or properly  voted via the Internet or  telephonically, will be voted at the Annual  Meeting in  accordance  with the  directions  noted
thereon or, in the absence of  directions,  will be voted "FOR" the  election of the nominees to the Board of Directors and "FOR" ratification of the appointment of Ernst & Young LLP as our independent  registered  public  accounting firm for fiscal 2008. It is not expected that any matters other than those referred to in this Proxy  Statement will be brought before the Annual  Meeting.  If,  however, other matters are properly presented,  the persons named as proxies will vote in accordance with their discretion with respect to such matters.

      The manner in which your shares may be voted by proxy  depends on how your shares are held. If you own shares of record, meaning that your shares of Common
Stock are  represented by  certificates or book entries in your name so that you appear as a shareholder on the records of our share transfer agent,  Continental
Stock  Transfer & Trust  Company,  a proxy card for voting  those shares will be included with this Proxy Statement.

      If you own  shares  through  a bank or  brokerage  firm  account,  you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy,  you
may  vote  those  shares  by  completing,   signing  and  returning  the  voting
instruction form in the enclosed  envelope.  Many banks and brokerage firms have arranged for Internet or  telephonic  voting of shares and provide  instructions for  using  those  services  on the  voting  instruction  form.  If your bank or brokerage firm uses Broadridge Investor  Communication  Solutions,  you may vote your shares via the Internet at  www.proxyvote.com  or by calling the  toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

      If you own shares of record, you may attend the Annual Meeting and vote in person,  regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage  firm account,  you may attend the Annual
Meeting,  but in order to vote your  shares at the  meeting,  you must  obtain a
"legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account  representative  to learn how to obtain a "legal proxy." We encourage  you to vote your shares in advance of the Annual  Meeting date by one of the  methods  described  above,  even if you  plan on  attending  the  Annual
Meeting.  You may change or revoke your proxy at the Annual Meeting as described below even if you have already voted.

REVOCATION

      Any shareholder  holding shares of record may revoke a previously  granted proxy at any time  before  it is voted by  delivering  to the  Secretary  of the
Company,  at its principal  executive offices located at 2800 S.E. Market Place,
Stuart,  FL 34997,  a written notice of revocation or a duly executed proxy card bearing a later date or by  attending  the Annual  Meeting and voting in person.
Any  shareholder  holding  shares  through a bank or brokerage firm may revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                               SECURITY OWNERSHIP

      The following  table sets forth  information  concerning  ownership of the
Common  Stock as of the  Record  Date,  by (i) each  director,  (ii) each of the executive  officers  named in the Summary  Compensation  Table below,  (iii) all directors  and  executive  officers as a group and (iv) each person known to the
Company  to be the  beneficial  owner of more than five  percent  of the  Common
Stock.

                                                    Amount and
                                                     Nature of
                                                    Beneficial      Percent of
Name and Address of Beneficial Owner (1)           Ownership (2)    Class (3)
----------------------------------------           ------------     ---------

Michael E. DeDomenico.........................      462,354  (4)      3.1

Robert L. Frome...............................      110,929  (5)        *

Steven J. Landwehr............................       17,500  (6)        *

Daniel Raynor.................................       68,500  (7)        *

J. Robert Vipond..............................       27,500  (8)        *

Christopher White.............................       17,800  (9)        *

Robert R. Galvin..............................      204,818  (10)     1.4

William Scott Wade............................      236,500  (11)     1.6

Eric M. Wechsler..............................       65,500  (12)       *

Avenir Corporation............................    2,210,448  (13)    15.0
1919 Pennsylvania Avenue
Washington, DC 20006

Federated Investors, Inc......................    1,721,291  (13)    11.7
1001 Liberty Avenue
Pittsburgh, PA 15222

BAMCO, INC....................................    1,500,000  (13)    10.2
767 Fifth Avenue, 49th Floor
New York, NY 10153

Shamrock Partners Activist Value Fund, L.L.C..    1,191,892  (14)     8.1
4444 Lakeside Drive
Burbank, CA 91505

T. Rowe Price Associates, Inc. ...............    1,149,200  (15)     7.8
100 East Pratt Street
Baltimore, MD 21202

TimesSquare Capital Management LLC............    1,036,500  (13)     7.0
1177 Avenue of the Americas, 39th Floor
New York, NY 10036

Janus Capital Management LLC..................      999,225  (13)     6.8
151 Detroit Street
Denver, CO 80206

All directors and executive officers as a group
(9 persons)...................................    1,211,401  (16)     7.7

------------------------------
*Less than 1%.

(1)   Unless  otherwise  indicated,  the address of each beneficial owner is c/o the Company, 2800 S.E. Market Place, Stuart, FL 34997.
(2)   Beneficial  ownership has been  determined  in accordance  with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act") and unless  otherwise  indicated,  represents  shares for which the beneficial owner has sole voting and investment  power and for  beneficial  ownership purposes  includes  any options or other  rights to  subscribe  for Common
      Stock which are exercisable within sixty (60) days of the Record Date.
(3)   Each  beneficial  owner's  percentage  ownership is determined by assuming that options,  warrants and  convertible  securities that are held by such person (but not those held by any other  person) and that are  exercisable within sixty (60) days of the Record Date have been exercised.
(4)   Includes 391,003 shares issuable upon exercise of stock options.
(5)   Includes 8,000 shares owned by Frome & Co., a limited partnership of which
      Mr.  Frome is the  general  partner,  7,000  shares  owned by Mr.  Frome's daughter with respect to which Mr. Frome disclaims  beneficial  ownership,
      3,550 shares owned by Mr.  Frome's  spouse with respect to which Mr. Frome disclaims beneficial ownership and 32,167 shares issuable upon exercise of stock options.
(6)   Represents shares issuable upon exercise of stock options.
(7)   Includes 63,500 shares issuable upon exercise of stock options.
(8)   Represents shares issuable upon exercise of stock options.
(9)   Includes 17,500 shares issuable upon exercise of stock options.
(10)  Includes 201,786 shares issuable upon exercise of stock options.
(11)  Includes 235,000 shares issuable upon exercise of stock options.
(12)  Includes 62,500 shares issuable upon exercise of stock options
(13)  As reported in Form 13F for the quarter ended June 30, 2007.
(14)  As reported in Amendment No. 2 to Schedule 13D dated October 18, 2007.
(15)  As reported in Schedule 13G dated February 14, 2007.  These securities are owned by various individual and institutional  investors including T. Rowe
      Price Small-Cap Stock Fund, Inc. (which owns 900,000 shares,  representing
      6.1% of the shares outstanding),  for which T. Rowe Price Associates, Inc.
      ("Price  Associates")  serves as  investment  advisor with power to direct investments and/or sole power to vote the securities.  For purposes of the reporting  requirements  of the  Securities  Exchange  Act of 1934,  Price
      Associates  is  deemed  to be the  beneficial  owner  of such  securities;
      however,  Price  Associates  expressly  disclaims that it is, in fact, the beneficial owner of such securities.

(16)  Includes  1,048,456 shares issuable upon exercise of stock options held by directors and executive officers.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Under the terms of the Company's Articles of Incorporation,  as amended to date,  the Board of  Directors is  currently  comprised  of six members  divided equally into three  classes of directors.  Each year,  one class of directors is elected to serve a  three-year  term.  The current term of the Class I directors terminates on the date of the Annual Meeting.

      The Company has  nominated  each of Robert L. Frome and Steven J. Landwehr
(the  "Nominees")  to be elected as a Class I director at the Annual  Meeting to serve for a term of three  years.  Each of the  Nominees now serves as a Class I director of the Company.  The Board of  Directors  has no reason to believe that either of the Nominees will refuse or be unable to accept election;  however, in the event that a Nominee is unable to accept election or if any other unforeseen contingencies  should arise,  each proxy that does not direct  otherwise will be voted for such  other  person as may be  designated  by the Board of  Directors.
Unless instructed  otherwise,  the persons named on the accompanying  proxy card will  vote  for the  election  of the  Nominees  for  election  to the  Board of
Directors,  to serve for a term of three years and until his  successor  is duly elected and qualified.

      The term of each class of directors and the names of the directors in each class appear in the below table:

        Class                     Term                       Names of Nominees/directors
        -----                     ----                       ---------------------------
       Class I     Term expires at the 2007 Annual Meeting        Robert L. Frome
                                                                  Steven J. Landwehr

       Class II    Term expires at the 2008 Annual Meeting        Michael E. DeDomenico
                                                                  Daniel Raynor

       Class III   Term expires at the 2009 Annual Meeting        J. Robert Vipond
                                                                  Christopher White

      The  nominees  for  election  to the Board of  Directors  who  receive the greatest  number of votes  cast for the  election  of  directors  by the  shares present,  in person or by proxy, shall be elected  directors.  Holders of Common
Stock are not allowed to cumulate their votes in the election of directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH NOMINEE.

                               BOARD OF DIRECTORS

      MICHAEL E.  DEDOMENICO,  age 60, has been Chief  Executive  Officer of the
Company since  September  2000 and a director  since June 2000. In October 2001,
Mr.  DeDomenico was elected Chairman of the Board. From March 1998 to July 2000,
Mr.   DeDomenico   was  president  and  chief   executive   officer  of  Praxair
Distribution,  Inc., a North American  industrial gases company and a subsidiary of Praxair Inc. Mr.  DeDomenico  had been  employed by Union  Carbide  Corp.  in various  capacities since 1969 and when Praxair was spun-off by Union Carbide in
1992,  he was named  president  of Praxair  Canada.  The  following  year he was appointed  president of Praxair Europe and in March 1998 was named president and chief executive officer of Praxair Distribution. Mr. DeDomenico is a director of
Interline   Brands,   Inc.,  a  leading  direct   marketer  and  distributor  of
maintenance, repair and operations products. Mr. DeDomenico has a B.S. degree in economics and finance from Hofstra University and an M.B.A.  degree from Georgia
State University.

      ROBERT L. FROME,  age 68, has been a director  since  December  1995.  Mr.
Frome has been  engaged in the practice of law for more than the past five years as a senior  partner  of the law firm of  Olshan  Grundman  Frome  Rosenzweig  &
Wolosky LLP. Mr. Frome is a director of Healthcare  Services  Group,  Inc.,  the nation's  largest  provider of  housekeeping  services to  long-term  healthcare facilities.  Mr.  Frome has a B.S.  degree from New York  University,  an L.L.B.
degree from Harvard University and an L.L.M. degree from New York University.

      STEVEN J. LANDWEHR,  age 59, has been a director since July 2005. For over
30 years,  Mr.  Landwehr  held  various  senior  management  positions at the 3M
Company,  most  recently  as  executive  vice  president  of its  transportation business from October 2002 until July 2005. Previous positions at the 3M Company included  vice  president  and  general  manager of the  automotive  aftermarket division  from 1997 to 2002 and  business  director  of the  Europe/Middle  East commercial graphics division. Mr. Landwehr has both B.S. and M.B.A. degrees from
Minnesota State University.

      DANIEL RAYNOR, age 47, has been a director since February 1998. Mr. Raynor is a managing  general  partner of The Argentum  Group, a private equity firm, a position  he  has  held  since  1987.  Mr.  Raynor  is a  director  of  COMFORCE
Corporation and ReSearch  Pharmaceutical  Services,  Inc., both  publicly-traded companies.  In addition, Mr. Raynor is also a director of several privately held companies.  He received a B.S.  degree in  economics  from The  Wharton  School,
University of Pennsylvania.

      J. ROBERT  VIPOND,  age 61, has been a director  since  March 2004.  Since
March 2005,  Mr.  Vipond has been vice  president - finance and chief  financial officer  of Crane Co.,  a  diversified  manufacturer  of  engineered  industrial products. Mr. Vipond had been an independent consultant since 2001. From 2000 to
2001, he was a member of Impala Partners,  LLC, a financial  advisory firm. From
1994 to 2000,  Mr.  Vipond was vice  president and  controller of Praxair,  Inc.
Prior to joining Praxair,  Mr. Vipond was a financial executive with the General
Electric Company for 21 years.  Mr. Vipond has a B.S./B.A.  degree and an M.B.A.
degree from the University of Nebraska at Omaha.

      CHRISTOPHER  WHITE,  age 61, has been a director since May 2005. Since May
2007,  Mr.  White has been  president  of Mint  Condition  of Georgia,  Inc.,  a commercial cleaning and janitorial services company. From November 2005 to April
2007, Mr. White was president of RDM Technologies  Inc., a leading  manufacturer of  production  equipment to the beverage  industry.  Previously,  he was for 13 years an executive of the Suntory Water Group,  a beverage  company,  serving as president and chief executive officer from 2000 to 2004. Mr. White has also held executive  positions  with  Coca-Cola  Enterprises,  Inc.  as  well  as  Seagram
Company's  wine division,  E&J Gallo Winery,  the Drackett  Company  division of
Bristol Myers and Proctor & Gamble Distributing Company. Mr. White serves on the
Board of Advisors of BC Beverage  Group,  LLC, a start-up  sports drink company.
Mr. White has a B.A. degree from Columbia University.

COMPENSATION OF DIRECTORS

      The  Company  pays each  non-employee  director  $5,000  per  quarter  for services  provided  as a member of the Board of  Directors  of the  Company  and reimbursement  for  reasonable  expenses  incurred in attending  meetings of the
Board of  Directors.  In  addition  to each  non-employee  director's  quarterly payment,  the Company also pays the Chairman of the Audit  Committee  $1,500 per quarter,  the Chairman of the Compensation and Stock Option Committee $1,000 per
quarter, and each non-employee director receives an attendance fee of $1,000 for each meeting of the Board of  Directors  attended in person.  Each  non-employee director also participates in the 2005 Non-Employee Directors Stock Option Plan.
Pursuant to the 2005 Non-Employee Directors Stock Option Plan, each person first elected or appointed as a non-employee director is granted automatically, on the date of such  initial  election or  appointment,  an option to  purchase  20,000 shares of Common  Stock at an exercise  price per share equal to the fair market value  of the  Common  Stock  on such  date.  In  addition,  on the date of each successive  anniversary  of the date on  which a person  was  first  elected  or
appointed  as  a   non-employee   director,   such   non-employee   director  is
automatically  granted an additional  option to purchase  5,000 shares of Common
Stock at an  exercise  price per  share  equal to the fair  market  value of the
Common Stock on such date.

      The following table sets forth all compensation  awarded to, earned by, or paid to each  director of the Company with respect to the fiscal year ended June
30, 2007.

                              DIRECTOR COMPENSATION

                           Fees Earned or
          Name              Paid in Cash    Option Awards (1)    Total
          ----              ------------    -----------------    -----

Robert L. Frome               $ 24,000          $ 35,224        $ 59,224
Steven J. Landwehr            $ 24,000          $100,524        $124,524
Daniel Raynor                 $ 27,000          $ 44,128        $ 71,128
J. Robert Vipond              $ 30,000          $ 63,703        $ 93,703
Christopher White             $ 24,000          $107,471        $131,471

----------------------

(1) Represents  the  grant  date  fair  value of  option  award  recognized  for financial  statement  reporting  purposes  under FAS 123R,  and not  amounts actually  received.  See  "Note  9(g)  Shareholders'  Equity  -  Share-Based
    Compensation"  to  the  Company's  financial  statements  set  forth  in the
    Company's Form 10-K for the fiscal year ended June 30, 2007, for assumptions made in determining FAS 123R values.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

      During  fiscal 2007,  there were five  meetings of the Board of Directors.
All  directors  attended at least 75% of the  meetings of the Board of Directors and the committees of which they were members.  In addition,  from time to time, directors acted by unanimous written consent.

      The Board of Directors has determined that all of the directors other than
Mr.  DeDomenico,  the  Company's  Chairman  and  Chief  Executive  Officer,  are
"independent"   under  the  listing   standards  of  The  Nasdaq  Global  Market
("Nasdaq").  The Board of Directors  has  established a  Compensation  and Stock
Option Committee, an Audit Committee,  and a Nominating and Corporate Governance
Committee. Each of the Compensation and Stock Option Committee,  Audit Committee
and  Nominating  and  Corporate  Governance  Committee  is composed  entirely of independent  directors and is  responsible  to the full Board of Directors.  The functions performed by these committees are summarized below:

      COMPENSATION AND STOCK OPTION COMMITTEE. The Compensation and Stock Option
Committee  approves  the salaries of the  executive  officers of the Company and determines the term and grant of stock options in accordance  with the Company's
2005  Executive  Management  Stock Option Plan and  administers  such plan.  See
"Compensation  Discussion  and  Analysis."  During fiscal 2007,  there were four meetings of the Compensation and Stock Option Committee.  In addition, from time to time during fiscal 2007, the Compensation and Stock Option Committee acted by unanimous written consent.  The Compensation and Stock Option Committee does not have a charter.  The members of the  Compensation and Stock Option Committee are
Messrs.  Frome,  Landwehr  and  Raynor.  Mr.  Raynor  serves as  Chairman of the
Compensation and Stock Option Committee.

      COMPENSATION   AND  STOCK   OPTION   COMMITTEE   INTERLOCKS   AND  INSIDER
PARTICIPATION.  During fiscal 2007, Mr. Frome  participated in  deliberations of the Board of Directors concerning executive officer compensation. Mr. Frome is a member of the law firm of Olshan Grundman Frome  Rosenzweig & Wolosky LLP, which law firm was  retained by the Company as outside  legal  counsel  during  fiscal
2007. Such firm billed the Company approximately  $123,000 for fees and expenses for fiscal 2007.

      AUDIT COMMITTEE. The Audit Committee makes recommendations to the Board of
Directors regarding the selection and retention of independent auditors, reviews the scope and  results  of the audit and  reports  the  results  to the Board of
Directors.  In addition,  the Audit  Committee  reviews the adequacy of internal accounting, financial and operating controls and reviews the Company's financial reporting compliance procedures. The Audit Committee Charter is available on the
Company's  website at  www.nuco2.com.  See "Report of the Audit  Committee." The

Audit  Committee  met ten times  during  fiscal  2007.  The members of the Audit
Committee are Messrs. Raynor, Vipond and White. Mr. Vipond serves as Chairman of the Audit Committee.

      After  reviewing the  qualifications  of the current  members of the Audit
Committee,  and any relationships  they may have with us that might affect their independence  from the Company,  the Board of Directors has determined  that (1)
all current Audit Committee members are "independent" as that concept is defined in Section 10A of the Exchange Act, (2) all current Audit Committee  members are
"independent" as defined in the applicable  listing standards of Nasdaq, (3) all current Audit  Committee  members are  financially  literate,  and (4) J. Robert
Vipond qualifies as an "audit committee  financial  expert" under the applicable rules  promulgated under the Exchange Act. In making the determination as to Mr.
Vipond's status as an audit committee  financial expert,  the Board of Directors determined  that he has accounting and related  financial  management  expertise within the meaning of the aforementioned  rules as well as the listing standards of Nasdaq.

      As required by the rules of the  Securities and Exchange  Commission,  the
Audit  Committee  has  established  procedures  for the receipt,  retention  and treatment of complaints received by the Company regarding  accounting,  internal accounting  controls  or  auditing  matters,  as  well as the  confidential  and anonymous  submission  of  information,  written or oral,  by Company  employees regarding questionable accounting or auditing matters.

      NOMINATING  AND  CORPORATE  GOVERNANCE   COMMITTEE.   The  Nominating  and
Corporate Governance Committee's primary responsibilities include:

   o  Assisting the Board of Directors by identifying the individuals  qualified to become  Board  members  and to  recommend  to the  Board  the  director nominees for the next annual meeting of shareholders;
   o  Recommending to the Board of Directors  candidates for membership on Board committees;
   o  Recommending  to  the  Board  of  Directors  the  Corporate   Governance
      Guidelines applicable to the Company; and
   o  Taking a  leadership  role in  shaping  the  corporate  governance  of the
      Company.

      The Company's  Board of Directors  believes  strongly that good  corporate governance  accompanies  and  greatly  aids  the  Company's  long-term  business success.  This success has been the direct  result of the Company's key business strategies and the highest business standards. The Board strongly supports these key  strategies,  advising  on design and  implementation,  and seeing that they guide the Company's  operations.  To accomplish its strategic goals, the Company has  developed  and  follows a program of  corporate  governance.  The Board has adopted  a set  of  Corporate  Governance  Guidelines  and  its  Nominating  and
Corporate  Governance Committee is responsible for reviewing and reassessing the
Guidelines on an annual basis and making recommendations to the Board concerning changes  to the  Guidelines.  The  Guidelines,  as  well as the  Nominating  and
Corporate  Governance  Committee Charter, are available on the Company's website at www.nuco2.com.

      The members of the Nominating and Corporate  Governance  Committee,  which was  established  by the  Board of  Directors  in  December  2005,  are  Messrs.
Landwehr,  Raynor and White.  During  fiscal 2007,  there was one meeting of the
Nominating and Corporate Governance  Committee.  Mr. Landwehr serves as Chairman of the Nominating and Corporate Governance Committee.

      While  there  are no  formal  procedures  for  shareholders  to  recommend nominations beyond those set forth on page 16 of this Proxy Statement, the Board of Directors will consider  shareholder  recommendations.  Such  recommendations should be addressed to the Chairman of the  Company's  Nominating  and Corporate
Governance Committee.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      The  Board  of  Directors  accepts  communications  sent to the  Board  of
Directors (or to specified individual directors) by shareholders of the Company.
Shareholders  may  communicate  with the Board of Directors  (or with  specified individual  directors)  by writing  to the  Company  at NuCO2  Inc.,  Attention:
Secretary,   2800  S.E.  Market  Place,  Stuart,   Florida  34997.  All  written
communications received in such manner from shareholders of the Company shall be forwarded  promptly  to the  members  of the  Board  of  Directors  to whom  the communication  is  directed  or, if the  communication  is not  directed  to any particular  member(s)  of the  Board of  Directors,  the  communication  will be forwarded promptly to all members of the Board of Directors.

CODE OF ETHICS

      The Board of Directors  has adopted a Code of Ethics that is applicable to all of our  directors,  officers and  employees,  including our Chief  Executive
Officer,  Chief Financial Officer and principal  accounting officer. Our Code of
Ethics is  available  through our website at  www.nuco2.com,  or in print to any shareholder  who requests it from:  Investor  Relations,  NuCO2 Inc.,  2800 S.E.
Market Place, Stuart, FL 34997.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF SHAREHOLDERS

      Absent  extenuating  circumstances,  each  director  is expected to attend annual meetings of  shareholders.  Five of the Company's six directors  attended the 2006 Annual Meeting of Shareholders.

REPORT OF THE AUDIT COMMITTEE

      In accordance with a written charter adopted by the Audit Committee of the
Company's Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its  responsibility  for oversight of the quality and integrity of the Company's  financial  reporting  processes.  The Audit Committee  Charter is available on the Company's website at www.nuco2.com.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal  controls.  The independent  auditors are responsible for performing  an  independent  audit  of the  Company's  financial  statements  in accordance with generally  accepted auditing  standards and for issuing a report thereon.  The independent  auditors are also responsible for expressing opinions on  management's  assessment  of the  effectiveness  of the  Company's  internal control over  financial  reporting  and on the  effectiveness  of the  Company's internal control over financial reporting.

      In this context,  the Audit  Committee has met and held  discussions  with management and the  independent  auditors.  Management  represented to the Audit
Committee that the Company's  financial  statements  were prepared in accordance with  generally  accepted  accounting  principles,  and the Audit  Committee has reviewed  and  discussed  the  financial  statements  with  management  and  the independent  auditors.  The  Audit  Committee  discussed  with  the  independent auditors matters required to be discussed by Statement of Auditing Standards No.
61 (Communications with Audit Committees), as amended.

      In  addition,  the Audit  Committee  has  discussed  with the  independent auditors  the  auditors'  independence  from  the  Company  and its  management, including the matters in the written  disclosures and the letter required by the
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered  whether the provision of the non-audit  related services  described below under "Independent  Public  Accountants" is compatible with maintaining their independence.

      The Audit Committee discussed with the Company's  independent auditors the overall scope and plans for their respective  audits.  The Audit Committee meets with the independent  auditors,  with and without management present, to discuss the results of their  examinations,  the  evaluations of the Company's  internal controls and the overall quality of the Company's accounting principles.

      In reliance on the reviews and  discussions  referred to above,  the Audit
Committee  recommended  to the Board of  Directors,  and the Board of  Directors
approved,  that the audited  financial  statements  of the Company for the three years ended June 30, 2007 be included  in the  Company's  Annual  Report on Form
10-K for the period  ended  June 30,  2007 for filing  with the  Securities  and
Exchange Commission.

                                                     Members of the Audit
                                                     Committee

                                                     Daniel Raynor
                                                     J. Robert Vipond (Chairman)
                                                     Christopher White

                                 PROPOSAL NO. 2

       RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
                REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2008

      The Audit  Committee of the Board of Directors has appointed Ernst & Young
LLP as our  independent  registered  public  accounting  firm for  fiscal  2008, subject to ratification by our  shareholders.  Although not required by law, the
Board of Directors is seeking  shareholder  ratification  of its  selection.  If ratification  is not  obtained,  the Audit  Committee  intends to  continue  the employment of Ernst & Young LLP at least through  fiscal 2008. A  representative of Ernst & Young LLP is expected to be present at the Annual Meeting,  will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

      On  October  12,  2006,  the Audit  Committee  of the  Board of  Directors
dismissed  Margolin,  Winer & Evens LLP  ("MWE") as our  independent  registered public  accounting  firm and appointed  Ernst & Young LLP as our new independent registered public accounting firm. MWE's  accountant's  reports on the financial statements  of the Company for the fiscal years ended June 30, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements  with MWE to report in response to Item
304(a) of Regulation S-K.

      The affirmative vote of the holders of a majority of the shares present in person or by proxy and  entitled to vote  thereon is required to ratify  Ernst &
Young  LLP's  appointment  as  the  Company's   independent   registered  public
accounting firm.

      THE  BOARD  OF   DIRECTORS   UNANIMOUSLY   RECOMMENDS  A  VOTE  "FOR"  THE
RATIFICATION OF ERNST & YOUNG LLP'S APPOINTMENT AS INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR FISCAL 2008.

                               EXECUTIVE OFFICERS

      The  Company's  current  executive   officers,   and  certain  information
regarding them (other than Mr.  DeDomenico,  whose information is included under
"Board of Directors") are listed below.

      ROBERT R. GALVIN,  age 46, has been Chief Financial  Officer and Executive
Vice President of the Company since  November  2002.  From 1998 to October 2002,
Mr. Galvin was senior vice president and chief financial  officer of Independent
Propane Company, a retail propane  distribution  company, and from 1993 to 1998,
Mr.  Galvin was director of finance of TA  Instruments,  Inc. From 1983 to 1993,
Mr. Galvin was with KPMG Peat Marwick,  including two years as senior manager in the executive  office - department  of  professional  practice.  Mr. Galvin is a
Certified  Public  Accountant and has a B.S. degree in accounting from Villanova
University.

      WILLIAM SCOTT WADE, age 50, has been Chief Operating Officer and Executive
Vice President of the Company since June 2003. From May 2002 until May 2003, Mr.
Wade was  Executive  Vice  President - Operations  of the Company.  From 2000 to
2001, Mr. Wade was vice president of operations,  quality and regulatory affairs of  Medsource  Technologies,  a  provider  of  manufacturing  and  supply  chain solutions for the medical  devices  industry and from 1998 to 2000, Mr. Wade was vice  president,  operations  at  Medtronic  AVE.  Prior  thereto,  Mr. Wade was director  of  U.S./Pacific  operations  at Ohmeda,  Inc.,  a division of The BOC
Group,  Inc.,  in Singapore  from 1994 to 1998 and  operations  manager at Texas
Instruments  from  1979 to  1994.  Mr.  Wade  has a B.S.  degree  in  mechanical engineering from Virginia Polytechnic Institute.

      ERIC M.  WECHSLER,  age 48, has been General  Counsel and Secretary of the
Company since January 1998. Prior to joining the Company,  Mr.  Wechsler,  since
1990,  was a  corporate  associate  at the law  firm of  Olshan  Grundman  Frome
Rosenzweig & Wolosky LLP, the Company's  legal counsel.  Mr. Wechsler has a J.D.
degree from Fordham University,  an M.B.A. degree from New York University and a
B.A. degree from Northwestern University.

                             EXECUTIVE COMPENSATION

      The following table sets forth all  compensation  awarded to, earned by or paid to the Company's principal executive officer,  principal financial officer, and the other most highly  compensated  executive  officers of the Company whose salary and bonus  exceeded  $100,000  with respect to the fiscal year ended June
30, 2007 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                      Non-Equity
                                                          Option    Incentive Plan     All Other
Name and Principal Position          Salary      Bonus    Awards   Compensation (1)   Compensation    Total
---------------------------          ------      -----    ------   ----------------   ------------    -----

Michael E. DeDomenico               $432,600   $ 58,000     --         $184,115       $ 43,753 (2)   $718,468
  Chairman,
  Chief Executive Officer

Robert R. Galvin                    $297,413   $ 40,000     --         $ 90,413       $ 61,664 (3)   $489,490
  Chief Financial Officer,
  Treasurer

William Scott Wade                  $297,413   $ 40,000     --         $ 90,413       $ 14,899 (4)   $442,725
  Chief Operating Officer

Eric M. Wechsler                    $205,485   $ 12,000     --         $ 43,727       $  2,171 (5)   $263,383
  General Counsel, Secretary

----------------------

  (1)  Represents  amounts  paid  under the  Company's  fiscal  2007  Management
       Incentive Plan ("MIP"). The MIP is discussed in further detail on page 13 under "Cash Bonuses."
  (2)  Consists of disability insurance premiums and car allowance in the amount of $25,000,  tax  reimbursements  in the amount of $15,572  thereon,  and
       401(k) matching contributions in the amount of $3,181.
  (3)  Consists  of   commuting   expenses   in  the  amount  of  $36,000,   tax
       reimbursements  in the amount of  $22,158  thereon,  and 401(k)  matching contributions in the amount of $3,506.
  (4)  Consists of car allowance in the amount of $7,800,  tax reimbursements in the amount of $3,730 thereon,  and 401(k) matching  contributions  in the amount of $3,369.
  (5)  Consists of 401(k) matching contributions.

                           GRANTS OF PLAN-BASED AWARDS

      The following table sets forth  information  concerning  plan-based awards granted to the Named  Executive  Officers  during the fiscal year ended June 30,
2007 under the MIP. The amounts actually earned by the Named Executive  Officers appear in the Summary  Compensation  Table under the "Non-Equity  Incentive Plan
Compensation" column.

                                 Estimated Future Payouts Under
                             Non-Equity Incentive Plan Awards (1)
                           ----------------------------------------
             Name          Threshold        Target         Maximum
             ----          ---------        ------         -------

Michael E. DeDomenico       $ 32,913       $302,820       $618,755
Robert R. Galvin            $ 16,163       $148,707       $303,855
William Scott Wade          $ 16,163       $148,707       $303,855
Eric M. Wechsler            $  7,813       $ 71,920       $146,875

----------------------

                                       10

(1) The  amounts  shown in the columns are  threshold,  target and stretch  goal
    (maximum)  potential  amounts  that were  payable  under the MIP. The MIP is discussed in further detail on page 13 under "Cash Bonuses."

      The following table sets forth the  outstanding  option awards held by the
Named Executive Officers at June 30, 2007.

                                   OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                              Option Awards
                              -----------------------------------------------------------------------------------
                                                             Equity Incentive
                                                               Plan Awards:
                               Number of       Number of        Number of
                               Securities      Securities       Securities
                               Underlying      Underlying       Underlying
                              Unexercised     Unexercised      Unexercised
                                Options         Options          Unearned       Option Exercise        Option
Name                          Exercisable    Unexercisable       Options        Price ($/Share)   Expiration Date
----                          -----------    -------------       -------        ---------------   ---------------

Michael E. DeDomenico            131,250                        93,750 (2)           $24.00          10/19/2015
                                  45,000       15,000  (1)                           $25.67           6/29/2015
                                  40,000                                             $19.27           6/27/2014
                                  20,000                                             $14.68           1/20/2014
                                 100,000                                             $12.05           9/12/2011
                                  54,753                                              $6.75           6/30/2010

Robert R. Galvin                  87,500                        62,500 (2)           $24.00          10/19/2015
                                  37,500       12,500  (1)                           $25.67           6/29/2015
                                  27,000                                             $19.27           6/27/2014
                                  13,000                                             $14.68           1/20/2014
                                  25,000                                              $8.77           8/13/2013
                                  31,786                                              $8.69          10/20/2012

William Scott Wade                87,500                        62,500 (2)           $24.00          10/19/2015
                                  37,500       12,500  (1)                           $25.67           6/29/2015
                                  27,000                                             $19.27           6/27/2014
                                  13,000                                             $14.68           1/20/2014
                                  70,000                                             $12.27           5/12/2012

Eric M. Wechsler                  26,250                        18,750 (2)           $24.00          10/19/2015
                                  11,250        3,750  (1)                           $25.67           6/29/2015
                                   6,700                                             $19.27           6/27/2014
                                   3,300                                             $14.68           1/20/2014
                                  10,000                                              $8.77           8/13/2013
                                   5,000                                              $8.00           9/22/2012
--------------------------

(1) Vests on June 30, 2008.
(2) This option is  performance  based and vests in  accordance  with the terms of the Company's  2005  Executive
    Management Stock Option Plan.

                                                       11

      The  following  table  provides  information  regarding  the pre-tax value realized  from the  exercise of stock  options by the Named  Executive  Officers during the fiscal year ended June 30, 2007.

                                        Option Awards
                            --------------------------------------
                            Number of Shares
                              Acquired on        Value Realized on
            Name               Exercise            Exercise (1)
            ----               --------            ------------
Michael E. DeDomenico           85,366            $1,664,389
Robert R. Galvin                60,000            $  978,875
William Scott Wade              50,000            $  687,212
Eric M. Wechsler                 5,000            $   84,681

--------------
  (1)  Represents  the  difference  between  the option  exercise  price and the market  value  on the  date of  exercise,  times  the  number  of  shares acquired, without deducting any taxes paid by the employee.

COMPENSATION DISCUSSION AND ANALYSIS

      The following Compensation  Discussion and Analysis discusses the material elements of compensation for the Named Executive Officers.  The Compensation and
Stock Option Committee of the Board of Directors of the Company (for purposes of this  section,  the  "Compensation  Committee"),  which is composed  entirely of independent  directors,  reviews  and  approves  the  compensation  of the Named
Executive Officers.

      COMPENSATION OBJECTIVES

      The Company's  primary  objectives are to retain the best qualified people and ensure that they are  properly  motivated  to  contribute  to the  Company's success  over  the  long  term.  Accordingly,  the  Compensation  Committee,  in establishing  the  components  and  levels  of  compensation  for the  Company's officers,  including the Named Executive  Officers,  seeks to provide  financial incentives in the form of base salary, and cash bonuses and equity  compensation in order to align the  interests of the officers  more closely with those of the shareholders  of the  Company  and  to  motivate  such  executives  to  increase shareholder value by improving corporate performance and profitability.

      COMPONENTS OF EXECUTIVE COMPENSATION FOR FISCAL 2007

      For the fiscal year ended June 30, 2007,  the  components of  compensation for the Named Executive Officers were:

         o  Base salary;
         o  Cash bonuses;
         o  Equity compensation; and o Perquisites and other personal benefits.

      BASE SALARY

      The Company  provides  each of the Named  Executive  Officers  with a base salary to compensate him for services rendered during the fiscal year. For Named
Executive Officers with an employment  agreement during fiscal 2007, base salary is the amount specified in the employment agreement.  At the beginning of fiscal
2007, each of the Company's officers, including the Named Executive Officers was awarded a five percent (5%) increase in base salary.  The base salaries paid for fiscal 2007 appear in the Summary Compensation Table under the "Salary" column.

                                       12

      CASH BONUSES

      The Company  offers each of the  Company's  officers,  including the Named
Executive  Officers,  an opportunity to earn additional cash compensation in the form of bonuses  that are awarded if the Company  attains  targeted  performance goals  established  by the  Compensation  Committee.  The Company  believes that making a  significant  portion of officer  compensation  subject to the  Company attaining  performance goals motivates the officers to increase their efforts on behalf of the Company. The Company also believes that it is appropriate that the
Company's  officers receive lower or no bonuses when the Company does not attain its targeted  performance goals and higher compensation when the Company exceeds such goals.

      Annually,  the Compensation  Committee creates a Management Incentive Plan
("MIP") for the Company's officers, including the Named Executive Officers, that establishes a range of financial targets based on the Company's budget, which is approved by the Company's Board of Directors.  For all  participants in the MIP, including the Named Executive Officers,  the Compensation  Committee established
EBITDA (earnings  before interest,  taxes,  depreciation and  amortization)  and return on capital as the fiscal 2007 performance measures.  Each Named Executive
Officer  has a MIP  target  cash  bonus  amount  which  is a  percentage  of the executive's  base  salary.  For  Named  Executive  Officers  with an  employment agreement  during fiscal 2007, the MIP target cash bonus is the amount specified in the employment  agreement.  For fiscal 2007, Mr. DeDomenico's MIP target cash bonus  award was set at 70% of his base  salary,  Mr.  Galvin's  MIP target cash bonus was set at 50% of his base  salary,  Mr.  Wade's MIP target cash bonus was set at 50% of his base salary and Mr.  Wechsler's  MIP target cash bonus was set at 35% of his base  salary.  Bonus  payouts for the year are  determined  by the
Company's  financial  results  for  the  year  relative  to  the  pre-determined performance measures. At the end of the fiscal year, the Compensation  Committee has  discretion to adjust an award payout and for the fiscal year ended June 30,
2007, adjusted the award payouts for the Company's officers, including the Named
Executive  Officers.  The cash incentive  bonuses paid for fiscal 2007 appear in
the  Summary   Compensation   Table  under  the   "Non-Equity   Incentive   Plan
Compensation"  column.  MIP target cash incentive bonus levels were not achieved by any of the Named Executive Officers.

      In addition,  the  Compensation  Committee  may, from time to time,  award special cash  bonuses to the Named  Executive  Officers.  In January  2007,  the
Compensation  Committee  awarded  special  cash  bonuses  to each  of the  Named
Executive Officers. These bonuses appear in the Summary Compensation Table under the "Bonus" column.

      EQUITY COMPENSATION

      The Compensation Committee has the ability to grant equity compensation to officers of the  Company,  including  the Named  Executive  Officers,  under the
Company's 2005  Executive  Management  Stock Option Plan (the "2005 Plan").  The
2005 Plan  permits the  issuance of incentive  stock  options and  non-qualified stock  options.  The  purpose of the 2005 Plan is to  strengthen  the  Company's ability to attract and retain persons of training, experience and ability and to provide an incentive to such persons who will be  responsible  for the Company's development and financial success.  Stock options align employee incentives with shareholders  because  options have value only if the stock price increases over time.  The Company's  10-year  options,  granted at the fair market value on the date of grant,  encourage  employees to focus on long-term  growth. In addition, options are intended to help retain key  employees  because they are expected to vest over three to five years in  accordance  with  earnings  per share  targets established  annually by the Board of Directors.  The three to five year vesting also helps keep employees focused on long-term performance.

      During fiscal 2007,  no stock options were granted to the Named  Executive
Officers.  Pursuant to the 2005 Plan, on October 20, 2005 (during  fiscal 2006), each of the Named Executive  Officers was granted a stock option.  In accordance with  the  terms of the 2005  Plan,  none of the  Named  Executive  Officers  is eligible  for an  additional  grant  until  2008.  As a result of the  Company's earnings  per share  performance  and in  accordance  with the terms of the 2005 plan, in fiscal 2007, 33% of the stock option vested and became  exercisable and in fiscal 2006, 25% of the stock option vested and became exercisable.  Pursuant to the terms of the 2005 Plan, the Compensation  Committee adjusted the original earnings per share target  established  for fiscal 2007 to reflect the Company's new strategic growth plan adopted in January 2007.

      POLICY ON GRANTING STOCK OPTIONS.  In fiscal 2007, the Company established a written policy on granting stock options under the 2005 Plan and the Company's
2005  Employee  Stock Option Plan.  The policy  provides who has  authority  for granting  stock options,  the procedure for granting  awards and how the date of grant and exercise prices are determined.

                                       13

      PERQUISITES AND OTHER PERSONAL BENEFITS

      The Company  provides  limited  perquisites  and personal  benefits to its
Named Executive Officers that the Compensation Committee believes are reasonable and  consistent  with its  overall  compensation  program  to better  enable the
Company  to  attract  and  retain  superior  employees  for key  positions.  The
Compensation  Committee periodically reviews the levels of perquisites and other personal  benefits  provided to the Named  Executive  Officers.  Perquisites and other personal benefits for fiscal 2007 appear in the Summary Compensation Table under "All Other Compensation."

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

      Mr.  DeDomenico is employed as Chairman and Chief Executive Officer of the
Company under an amended and restated employment  agreement expiring on June 30,
2009 at a base  salary  of  $530,000  per  annum  effective  July 9,  2007.  The employment agreement also provides that Mr. DeDomenico will be a director of the
Company. If Mr. DeDomenico dies or becomes permanently incapacitated, he (or his beneficiaries)  is entitled to receive 100% of his annual base salary and target cash bonus in twelve equal monthly  installments  and  immediate  vesting of all granted but unvested options. In the event that Mr.  DeDomenico's  employment is terminated by the Company in its discretion, he is entitled, in consideration of a two year non-compete,  to two years' annual base salary in six equal quarterly installments  and  immediate  vesting of all granted but  unvested  options.  In connection with Mr. DeDomenico's death,  permanent  disability or termination at the  Company's  discretion,  he and/or his  dependents  and  beneficiaries  will continue to participate in all medical  insurance and related benefits  provided by the Company on the same basis as prior to the date of his termination for the period of time that he is receiving  cash  compensation  following  termination.
Also, in the event that Mr. DeDomenico voluntarily terminates his employment for
"Good Reason" after a "Change in Control" of the Company occurs,  Mr. DeDomenico is entitled to receive a payment equal to two times his then current annual base salary and target cash bonus  payable  within  sixty days after  termination  in consideration  of a two year  non-compete,  continuation of all benefits for one and one-half years following  termination  and immediate  vesting of all granted but unvested options.

      Mr. Galvin is employed as Executive  Vice  President  and Chief  Financial
Officer of the Company  under an  employment  agreement  expiring on October 31,
2008 at a base  salary of  $309,310  per annum  effective  July 9, 2007.  If Mr.
Galvin dies, his  beneficiaries are entitled to receive 100% of the compensation payable to him during the twelve month period  preceding  his death,  payable in twelve equal monthly payments. If Mr. Galvin becomes permanently  incapacitated, he is entitled to receive 100% of his annual base salary in twelve equal monthly installments.  In the event that Mr.  Galvin's  employment  is terminated by the
Company  in its  discretion,  he is  entitled,  in  consideration  of a two year non-compete,  to one year's annual base salary in equal quarterly  installments.
In connection with Mr. Galvin's  death,  permanent  disability or termination at the  Company's  discretion,  he and/or his  dependents  and  beneficiaries  will continue to participate in all medical  insurance and related benefits  provided by the Company on the same basis as prior to the date of his termination for one year  following  termination.  Also,  in the event that Mr.  Galvin  voluntarily terminates  his  employment for "Good Reason" after a "Change in Control" of the
Company occurs, Mr. Galvin is entitled to receive a payment equal to 1 1/2 times his then current  annual base salary and target cash bonus payable  within sixty days after termination in consideration of a two year non-compete,  continuation of all benefits for one and one-half years  following  termination and immediate vesting of all granted but unvested options.

      Mr. Wade is employed  as  Executive  Vice  President  and Chief  Operating
Officer of the Company under an employment agreement expiring on May 31, 2009 at a base salary of $309,310 per annum  effective  July 9, 2007.  If Mr. Wade dies, his  beneficiaries  are entitled to receive 100% of the compensation  payable to him during the twelve month period preceding his death,  payable in twelve equal monthly payments. If Mr. Wade becomes permanently incapacitated,  he is entitled to receive 100% of his annual base salary in twelve equal monthly  installments.
In the event that Mr.  Wade's  employment  is  terminated  by the Company in its discretion,  he is entitled, in consideration of a two year non-compete,  to one year's annual base salary in equal  quarterly  installments.  In connection with
Mr.  Wade's  death,   permanent  disability  or  termination  at  the  Company's discretion,  he  and/or  his  dependents  and  beneficiaries  will  continue  to participate  in all  medical  insurance  and  related  benefits  provided by the
Company on the same basis as prior to the date of his  termination  for one year following  termination.  Also, in the event that Mr. Wade voluntarily terminates his  employment  for "Good  Reason"  after a "Change in  Control" of the Company occurs,  Mr. Wade is entitled to receive a payment equal to 1 1/2 times his then current annual base salary and target cash bonus payable within sixty days after termination in consideration of a two year non-compete, continuation of

                                       14

all benefits for one and one-half  years  following  termination  and  immediate vesting of all granted but unvested options.

      Mr.  Wechsler is employed as General  Counsel and Secretary of the Company under an  employment  agreement  expiring  on July 30,  2009 at a base salary of
$258,000  per  annum   effective  July  9,  2007.  If  Mr.  Wechsler  dies,  his
beneficiaries  are entitled to receive 100% of the  compensation  payable to him during the twelve  month  period  preceding  his death,  payable in twelve equal monthly  payments.  If Mr. Wechsler  becomes  permanently  incapacitated,  he is entitled  to receive  100% of his annual  base  salary in twelve  equal  monthly installments.  In the event that Mr. Wechsler's  employment is terminated by the
Company  in its  discretion,  he is  entitled,  in  consideration  of a two year non-compete,  to one year's annual base salary in equal quarterly  installments.
In connection with Mr. Wechsler's death,  permanent disability or termination at the  Company's  discretion,  he and/or his  dependents  and  beneficiaries  will continue to participate in all medical  insurance and related benefits  provided by the Company on the same basis as prior to the date of his termination for one year following  termination.  Also, in the event that Mr.  Wechsler  voluntarily terminates  his  employment for "Good Reason" after a "Change in Control" of the
Company occurs,  Mr. Wechsler is entitled to receive a payment equal to his then current annual base salary and target cash bonus payable within sixty days after termination in  consideration  of a two year  non-compete,  continuation  of all benefits for one year following termination and immediate vesting of all granted but unvested options.

COMPENSATION COMMITTEE REPORT

      The Compensation Committee evaluates and establishes  compensation for the
Named Executive  Officers and oversees the Company's equity incentive plans, MIP and benefit and perquisite programs.  Management has the primary  responsibility
for  the  Company's  financial  statements  and  reporting  process,   including
disclosure  of executive  compensation.  With this in mind, we have reviewed and discussed with management the above  Compensation  Discussion and Analysis.  The
Compensation  Committee  is  satisfied  that  the  Compensation  Discussion  and
Analysis fairly and completely represents the philosophy,  intent and actions of the Compensation Committee with regard to executive compensation. We recommended to the Board of  Directors  that the  Compensation  Discussion  and  Analysis be included in this Proxy  Statement  for filing with the  Securities  and Exchange
Commission.

                                     The Compensation and Stock Option Committee

                                                      Daniel Raynor (Chairman)
                                                      Robert L. Frome
                                                      Steven Landwehr

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section  16(a)  of the  Exchange  Act  requires  the  Company's  executive officers  and  directors,  and  persons  who own  more  than  ten  percent  of a registered  class  of the  Company's  equity  securities,  to  file  reports  of ownership and changes in ownership with the Securities and Exchange  Commission.
Executive  officers,  directors  and greater than ten percent  shareholders  are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports  furnished  to the  Company and  written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended
June 30, 2007,  its executive  officers,  directors and greater than ten percent shareholders  complied  with all Section  16(a)  filing  requirements,  with the exception of one sale by Robert L. Frome on November 14, 2006 of 1,013 shares of
Common Stock that was reported on November 17, 2006.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      A representative  of Ernst & Young LLP, the Company's  independent  public accountants  for the fiscal year ended June 30, 2007,  is expected to be present at  the  Annual  Meeting  and  will  be  available  to  answer  any  appropriate shareholder questions and will have the opportunity to make a statement if he or she desires to do so.

Audit Fees.  The  aggregate  fees  billed by Ernst & Young LLP for  professional services rendered for the audit of the Company's annual financial statements for

                                       15

the fiscal year ended June 30, 2007, including the audit of the effectiveness of internal control over financial reporting,  and for the reviews of the financial statements  included in the  Company's  quarterly  reports on Form 10-Q for that fiscal year were  approximately  $497,000 as compared to approximately  $446,000 billed by Margolin, Winer & Evens LLP ("MWE") for the fiscal year ended June 30,
2006.

Audit-Related Fees. There were no audit related fees billed by Ernst & Young LLP for the fiscal  year  ended June 30,  2007.  MWE billed the  Company  $22,595 in connection  with  accounting  consultations  related to the audit for the fiscal year ended June 30, 2006.

Tax Fees.  The  aggregate  fees  billed  by Ernst & Young  LLP for  professional services  rendered in  connection  with the  preparation  of state and local tax returns  for the fiscal year ended June 30,  2007 were  $61,500,  as compared to
$61,000 billed by MWE for the fiscal year ended June 30, 2006.

All Other  Fees.  There were no other  fees  billed by Ernst & Young LLP for the fiscal year ended June 30, 2007.  For the fiscal year ended June 30,  2006,  the
Company paid MWE approximately  $21,000 related to the Company's  acquisition of the bulk CO2 beverage  carbonation  business of Bay Area  Equipment Co., Inc. in
September  2005 and the audit of the  Company's  401(k)  savings and  retirement plan.

      The Audit Committee of the Company has considered whether the provision of the above-described  services is compatible with maintaining Ernst & Young LLP's independence  and believes the  provision of such  services is not  incompatible with maintaining such independence.

      The  Audit  Committee  does  not  currently  have,  and  did  not  have in connection  with  Ernst  & Young  LLP's  engagement  in  fiscal  2007  or  MWE's engagement in fiscal 2006,  any formal  pre-approval  policies and procedures in effect.  Instead,  the Audit  Committee  specifically  pre-approved  each of the services  to be  rendered  by  Ernst &  Young  LLP  and  MWE in  advance  of the performance of any services, including the fees and terms thereof.

                            SHAREHOLDER PROPOSALS FOR
                               NEXT ANNUAL MEETING

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

      Proposals  which  shareholders  wish to be considered for inclusion in the
Company's  proxy  statement and form of proxy for next year's annual  meeting of shareholders  must be received by the  Secretary  of the Company by July 3, 2008 and must comply with the requirements of Rule 14a-8 under the Exchange Act.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

      For any  proposal,  including a  nomination  for  election to the Board of
Directors,  that is not submitted for inclusion in next year's Proxy  Statement, but is instead sought to be presented directly from the floor at the 2008 Annual
Meeting,   the  Company's  Bylaws  require,  and  the  Securities  and  Exchange
Commission  rules permit,  that the proposal be received by the Secretary of the
Company at the Company's  principal  executive offices not later than later July
3, 2008.  However,  if the date of the 2008 Annual Meeting is changed to be more than 30 days before December 4, 2008, the notice must be received not later than the 10th day  following  the date on which notice of the date of the 2008 Annual
Meeting is given to shareholders,  or made public,  whichever first occurs.  The
Bylaws also provide that the notice must contain certain  information  regarding the proposal and/or the nomination.

                            EXPENSES OF SOLICITATION

      The  accompanying  proxy is  solicited  by, and on behalf of, the Board of
Directors,  and the  entire  cost  of such  solicitation  will be  borne  by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                       16

                                  OTHER MATTERS

      So far as it is known,  there is no  business  other  than that  described above to be represented for action by the shareholders at the forthcoming Annual
Meeting,  but it is intended  that proxies will be voted upon any other  matters and  proposals  that  may  legally  come  before  the  Annual  Meeting,  or  any adjournments  thereof,  in accordance  with the  discretion of the persons named therein.

                                    FORM 10-K

      The Company will furnish  without  charge,  a copy of its Annual Report on
Form 10-K  (without  exhibits)  for the fiscal year ended June 30, 2007 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Secretary,  NuCO2 Inc., 2800 S.E. Market
Place, Stuart, Florida 34997.

                                       17

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                                   NUCO2 INC.

            PROXY - ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 4, 2007

      The undersigned shareholder of NuCO2 Inc., a Florida corporation (the
"Company"), does hereby constitute and appoint Michael E. DeDomenico and Robert
R. Galvin, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the 2007 Annual Meeting of
Shareholders of the Company to be held at the Hutchinson Island Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard, Stuart, Florida 34996 on Tuesday,
December 4, 2007 at 10:00 a.m., local time, or at any adjournment or adjournments thereof.

      The undersigned hereby instructs said proxies or their substitutes as set forth below.

      1.    ELECTION OF CLASS I DIRECTORS:
            Nominees: Robert L. Frome and Steven J. Landwehr.
            |_| FOR   |_| TO WITHOLD AUTHORITY to vote for all nominees.
            TO WITHHOLD  AUTHORITY  to vote for any  individual  nominee, strike a line through the name above.

      2.    Ratification of the appointment of Ernst & Young LLP as the
            Company's independent registered public accounting firm for fiscal
            2008:
            |_| FOR   |_|  AGAINST   |_|  ABSTAIN

      3.    DISCRETIONARY AUTHORITY.

                      (Continued and to be signed and dated on the reverse side)

      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2
AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY WITH RESPECT TO
ANY OTHER BUSINESS TRANSACTED AT THE 2007 ANNUAL MEETING.

      The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy
Statement, both dated October 31, 2007, and a copy of the Company's Annual
Report for the fiscal year ended June 30, 2007.

      Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.

      __________________________________________, 2007
      __________________________________________ (L.S.)
      __________________________________________ (L.S.)
                     Signature(s)

      Note: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.